UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities
                     Exchange Act of 1934

Date of Report (date of earliest event reported):  June 8, 1999



                         MEDPLUS, INC.
      (Exact name of registrant as specified in its charter)

          Ohio                                       48-1094982
(State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)                Identification No.)

             8805 Governor's Hill Drive, Suite 100
                      Cincinnati, OH  45249
           (Address of principal executive offices)

                         (513) 583-0500
     (Registrant's telephone number, including area code)


                                 N/A
(Former name or former address, if changed since last report)






Item 5. Other Events.
On June 8, 1999, the registrant amended a Securities Purchase Agreement (the "Agreement"), originally entered into on April 30, 1999, with three investment firms to obtain $6,100,000 in debt and equity financing. In summary, the terms of the Agreement provide for financing of $4,100,000 in Series A Convertible Preferred Shares and $2,000,000 in subordinated debentures. Notification of this event, including a copy of the Amended and Restated Agreement, was included in a filing with the Securities and Exchange Commission on Form 8-K on June 9, 1999. Certain terms of this Agreement were subject to shareholder approval, which occurred at the Company's special and annual shareholders' meeting held on June 18, 1999. The final closing of the transaction occurred on June 25, 1999. The pro forma effect of this transaction has been reflected on the Company's Pro Forma Consolidated Balance Sheet as of May 31, 1999, and the related Pro Forma Consolidated Statements of Operations for the four month period ended May 31, 1999 and for the fiscal year ended January 31, 1999 filed herewith as Item 7(b).

Item 7.  Financial Statements and Exhibits

Financial Statements

(a)  Financial statements
No financial statements are required to be included in this filing.

(b)  Pro forma financial information
The Pro Forma Consolidated Balance Sheet as of May 31, 1999, and the related Pro Forma Consolidated Statements of Operations for the four month period ended May 31, 1999 and for the fiscal year ended January 31, 1999, reflecting, on a pro forma basis, the debt and equity financing filed herewith as Item 7(b).


Exhibits

(c)  Exhibits

No exhibits are required to be included in this filing.




Item 7 (b)

MedPlus, Inc.
Pro Forma Financial Information
(Unaudited)

On April 30, 1999, the Company entered into an Agreement (the "Agreement") with three investment firms to obtain $6,100,000 in debt and equity financing. The terms of the Agreement provide for financing of $2,000,000 in subordinated debentures (the "Notes") and $4,100,000 in Series A Convertible Preferred Shares (the
"Preferred Shares").   Certain terms of the Agreement were amended
on June 8, 1999. Additionally, certain terms of the agreement were approved by the Company's shareholders at the Company's special and annual shareholders' meeting held on June 18, 1999. The final closing of the transaction occurred on June 25, 1999.

On April 30, 1999, the Company issued the Notes, due 2004. The Notes carry an annual coupon rate, payable quarterly, of 10% in the first year, 12% from May 1, 2000 through October 31, 2000 and 14% thereafter. The Company is also required to pay a 2% fee on the amount of principal outstanding on each annual anniversary of October 31, 1999. The principal portion of the Notes is payable as follows: $666,666 in April 2002, $666,667 in April 2003 and
$666,667 in April 2004; however, the Company may redeem the Notes at any time during their term without penalty. In circumstances specified in the Agreement, if the Company receives cash proceeds from certain transactions, as defined, the Company may be required to pay any outstanding principal balance and accumulated interest thereon. The Notes require the Company to issue to the holders of the Notes five-year warrants to purchase 281,137 Preferred Shares at an exercise price of $1.66. This warrant price is subject to adjustment if the Company does not meet specified requirements relating to the appreciation of its stock price at the end of a defined two-year period. Holders of the warrants can elect to convert warrants to Preferred Shares, but would receive a reduced number of Preferred Shares.

On June 25, 1999, the Company issued to the investors 2,371,815 Preferred Shares, with $.01 stated par value, at a purchase price of $1.729 per share for gross proceeds of $4,100,000. The Preferred Shares are convertible into the Company's common stock on a one-for-one basis. However, the conversion ratio could be subject to certain price and dilution adjustments which essentially place restrictions on the Company's ability to issue warrants, options or other rights, issue convertible securities or stock dividends, or make changes in option prices or conversion rates. The Company is required to pay a cumulative dividend quarterly at a rate of 4% per share for the first four years, increasing to 10% thereafter. The Preferred Shares include (a) voting rights, (b) receive preferential treatment upon liquidation of the Company and (c) convert into common shares upon certain events. In addition, upon meeting certain requirements specified in the Agreement, the Company can elect at its option to convert the Preferred Shares into common shares of the Company. Also, the Company issued to the Investors ten-year warrants for the purchase of 721,702 Preferred Shares at a purchase price of $1.66. These warrants cannot be exercised unless the value of the Company's stock price as traded on the NASDAQ over a twenty-day period exceeds $7.17.

The following pro forma consolidated balance sheet and pro forma consolidated statements of operations (collectively, the "pro forma consolidated statements") are based upon the historical consolidated financial statements of the Company, adjusted to give effect to the debt and equity financing described above.

The pro forma consolidated balance sheet assumes that the equity financing occurred on May 31, 1999 and includes the debt financing which occurred on April 30, 1999. The fiscal year 1999 and year-to-date 2000 pro forma consolidated statements of operations assume that the debt and equity financing occurred as of the first day of the Company's 1999 and 2000 fiscal years, respectively.

Certain pro forma adjustments relating to the debt and equity financing are based upon preliminary estimates. Therefore, certain amounts are subject to adjustment based upon the actual outcome of the transaction. Also, the consolidated statements are unaudited. As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in the accompanying notes.

The pro forma consolidated statements do not purport to present what the Company's financial position and results of operations would actually have been had the financing occurred on May 31, 1999 for the pro forma consolidated balance sheet, or on the first day of the Company's 1999 and 2000 fiscal years for the pro forma consolidated statements of earnings, or purport to project the Company's results of operations for any future period. The pro forma consolidated statements reflect certain assumptions described in the accompanying notes. The pro forma consolidated statements and accompanying notes should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Annual Report on Form 10-KSB for its fiscal year ended January 31, 1999, the Company's quarterly reports on Form 10-QSB, and the Company's Current Report on Form 8-K dated June 8, 1999 (all filed with the Securities and Exchange Commission).



MEDPLUS, INC. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet
As of May 31, 1999
(unaudited)

                                                               Financing
                                                               Pro Forma
                                   Historical(a)               Adjustments            Pro Forma
                                   ------------              ---------------          -----------
ASSETS
Current assets:
 Cash and cash equivalents          $ 1,667,967                4,100,000(b)            5,767,967
 Accounts receivable                  4,745,028                                        4,745,028
 Other receivables                       47,463                                           47,463
 Income tax receivable                   25,000                                           25,000
 Inventories                            418,525                                          418,525
 Prepaid expenses                       763,214                 (160,000)(c)             603,214
                                   ------------              ---------------          -----------
    Total current assets              7,667,197                3,940,000              11,607,197
                                   ------------              ---------------          -----------
Capitalized software
   development costs, net             2,625,768                                        2,625,768
Fixed assets, net                     1,518,285                                        1,518,285
Excess of cost over fair
   value of net assets                  687,740                                          687,740
Other assets                            390,695                                          390,695
                                   ------------              ---------------          -----------
                                    $12,889,685                3,940,000              16,829,685
                                   ============              ===============          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current installments of
   obligations under
   capital leases                   $   189,903                                          189,903
 Borrowings on line of credit         2,839,581                                        2,839,581
 Accounts payable                     1,275,898                  392,508(c)            1,668,406
 Accrued expenses                     1,296,418                                        1,296,418
 Deferred revenue                     1,409,354                                        1,409,354
                                   ------------              ---------------          -----------
 Total current liabilities            7,011,154                  392,508               7,403,662
                                   ============              ===============          ===========

Obligations under capital
   leases, excluding current
   installments                         100,320                                          100,320
Long-term debt                        2,000,000                  (32,809)(b)           1,776,825
                                                                (190,366)(c)
                                   ------------              ---------------          -----------
                                      9,111,474                  169,333               9,280,807
                                   ------------              ---------------          -----------

Shareholders' equity:
Common stock, no par value,
  authorized 15,000,000 shares:
  issued 6,255,269 shares                 -                          -                      -
Preferred stock, .01 par value,
   authorized 5,000,000 shares
   issued 2,371,815 shares                -                       23,718(b)               23,718
Additional paid-in capital           17,746,465                4,109,091(b)           21,839,699
                                                                (362,142)(c)
                                                                 346,285 (d)
Treasury stock, at cost,
   200,000 shares                      (863,497)                                        (863,497)
Accumulated deficit                 (13,046,937)                (346,285)(d)         (13,393,222)
Unearned stock compensation             (57,820)                                         (57,820)
                                   ------------              ---------------          -----------
    Total shareholders' equity        3,778,211                3,770,667               7,548,878
                                   ------------              ---------------          -----------

                                   ------------              ---------------          -----------
                                    $12,889,685                3,940,000              16,829,685
                                   ============              ===============          ===========

See notes to Pro Forma Consolidated Balance Sheet.  </TABLE

MedPlus, Inc. and Subsidiaries
Notes to Pro Forma Consolidated Balance Sheet
As of May 31, 1999

Certain pro forma adjustments relating to the debt and equity financing are based upon preliminary estimates. Therefore, certain amounts are subject to adjustment based upon the actual outcome of the transaction. Also, the consolidated statements are unaudited. As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in these notes.

(a) The amounts in the "Historical" column are derived from the unaudited financial records of the Company as of May 31, 1999.
The $2,000,000 related to the subordinated notes was received on April 30, 1999 and is included in the "Historical" column.

(b) Represents the receipt and allocation of gross proceeds related to the equity portion of the financing.

(c) Represents the estimated debt issue costs and equity financing costs incurred to complete the debt and equity financing. The portion allocated to long-term debt will be amortized to interest expense over the estimated term of the debt.
 The portion allocated to paid-in capital reduces shareholders' equity in the consolidated balance sheet.

(d) Represents the beneficial conversion feature on the preferred share issuance. The amount is calculated as the effect of the differential between the conversion price of the Preferred Shares and the closing market price on the date of commitment of the Preferred Shares multiplied by the number of shares issued.

MEDPLUS, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations
For the Four Month Period Ended May 31, 1999
(unaudited)

                                                               Financing
                                                               Pro Forma
                                   Historical(a)               Adjustments            Pro Forma
                                   ------------              ---------------          -----------
Revenues:
 Systems sales                     $ 2,944,236                                         2,944,236
 Support and consulting revenues     1,749,497                                         1,749,497
                                   ------------              ---------------          -----------
    Total revenues                   4,693,733                      -                  4,693,733
                                   ------------              ---------------          -----------

Cost of revenues:
 Systems sales                       1,515,080                                         1,515,080
 Support and consulting revenues     1,571,675                                         1,571,675
                                   ------------              ---------------          -----------

    Total cost of revenues           3,086,755                      -                  3,086,755
                                   ------------              ---------------          -----------
    Gross profit                     1,606,978                      -                  1,606,978

Operating expenses:
 Sales and marketing                 1,228,339                                         1,228,339
 Research and development              635,345                                           635,345
 General and administrative          1,353,718                                         1,353,718
                                   ------------              ---------------          -----------

    Total operating expenses         3,217,402                      -                  3,217,402
                                   ------------              ---------------          -----------

            Operating loss          (1,610,424)                     -                 (1,610,424)

Other income (expense):
  Other income (expense), net          (89,348)                (101,600)(b)             (190,948)
  Synergis management expenses,
      acquisition and offering costs  (179,663)                                         (179,663)
                                   ------------              ---------------          -----------
      Total other income(expense)     (269,011)                (101,600)                (370,611)
                                   ------------              ---------------          -----------
Net loss                            (1,879,435)                (101,600)              (1,981,035)

Conversion discount on preferred stock     -                   (346,285)(c)             (346,285)
Preferred stock dividend requirements      -                    (81,828)(d)              (81,828)
                                   ------------              ---------------          -----------
   common shareholders             $(1,879,435)                (529,713)              (2,409,148)
                                   ============              ===============          ===========

Loss per common share
    (basic and diluted)            $     (0.31)                                            (0.40)
                                   ============                                       ===========

Weighted average shares
   outstanding                       6,051,508                                         6,051,508
                                   ============                                       ===========

See notes to Pro Forma Consolidated Statements of Operations.




MEDPLUS, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations
For the Year Ended January 31, 1999
(unaudited)

                                                                    Financing
                                                                    Pro Forma
                                        Historical(a)               Adjustments            Pro Forma
                                        ------------              ---------------          -----------
Revenues:
  Systems sales                         $  6,155,381                                        6,155,381
  Support and consulting revenues          5,274,603                                        5,274,603
                                        ------------              ---------------          -----------
          Total revenues                  11,429,984                     -                 11,429,984
                                        ------------              ---------------          -----------
Cost of revenues:
   Systems sales                           3,411,387                                        3,411,387
   Support and consulting revenues         4,918,588                                        4,918,588
                                        ------------              ---------------          -----------
     Total cost of revenues                8,329,975                     -                  8,329,975
                                        ------------              ---------------          -----------
           Gross profit                    3,100,009                     -                  3,100,009

Operating expenses:
   Sales and marketing                     5,542,008                                        5,542,008
   Research and development                2,062,848                                        2,062,848
   General and administrative              4,048,093                                        4,048,093
                                        ------------              ---------------          -----------
      Total operating expenses            11,652,949                     -                 11,652,949
                                        ------------              ---------------          -----------
            Operating loss                (8,552,940)                    -                 (8,552,940)



Other income (expense):
   Other income (expense), net               (14,751)               (304,800)(b)             (319,551)
          Minority interest                  297,000                                          297,000
    Synergis management expenses,
     acquisition and offering costs       (2,070,731)                                      (2,070,731)
                                        ------------              ---------------          -----------
     Total other income (expense)         (1,788,482)               (304,800)              (2,093,282)
                                        ------------              ---------------          -----------
     Loss before income tax benefit      (10,341,422)               (304,800)             (10,646,222)
 Income tax benefit                       (1,616,370)                                      (1,616,370)
                                        ------------              ---------------          -----------
     Loss from continuing operations      (8,725,052)               (304,800)              (9,029,852)
 Income from discontinued operations         177,299                    -                     177,299
                                        ------------              ---------------          -----------
 Net loss                                 (8,547,753)               (304,800)              (8,852,553)
                                        ------------              ---------------          -----------
 Conversion discount on preferred stock       -                     (346,285)(c)             (346,285)
 Preferred stock dividend requirements        -                     (327,310)(d)             (327,310)
                                        ------------              ---------------          -----------
 Loss attributable-common shareholders  $ (8,547,753)               (978,395)              (9,526,148)
                                        ============              ===============          ===========

 Loss per common share (basic and diluted)
           Continuing operations        $      (1.43)                                           (1.59)
           Discontinued operations              0.03                                             0.03
                                        ------------                                       -----------
           Net loss                     $      (1.40)                                           (1.56)
                                        ============                                       ===========
 Weighted average shares outstanding       6,109,439                                        6,109,439
                                        ------------                                       -----------

 See notes to Pro Forma Consolidated Statements BLE>

MedPlus, Inc. and Subsidiaries
Notes to Pro Forma Consolidated Statements of Operations
For the Four Month Period Ended May 31, 1999 and the Year Ended
January 31, 1999

Certain pro forma adjustments relating to the debt and equity financing are based upon preliminary estimates. Therefore, certain amounts are subject to adjustment based upon the actual outcome of the transaction. Also, the consolidated statements are unaudited. As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in these notes.

The Agreement related to the debt and equity financing includes a number of provisions which on a prospective basis may accelerate the payment of the Notes, increase the number of Preferred Shares outstanding, prompt the conversion of the Preferred Shares outstanding into common shares of the Company, or allow for certain other events which may have an effect on the Company's future statements of operations. As it is uncertain as to whether any of these events would have occurred on a pro forma basis, the effect of these types of transactions have been excluded from the pro forma statements of operations included herein.

(a) The amounts in the "Historical" column included in the statement of operations for the year ended January 31, 1999 are derived from the audited financial statements of the Company as of January 31, 1999 included in the Company's Annual Report as filed in its Form 10-KSB for the year then ended. The amounts in the "Historical" column for the statement of operations for the four month interim period ended May 31, 1999 are derived from the unaudited financial records of the Company as of May 31, 1999.

(b) Represents interest expense related to the Notes. Total interest expense related to the Notes includes interest on the Notes, the amortization of a discount allocated to the subordinated notes through a valuation of the terms of the agreement, and the amortization of estimated debt issuance costs.
 The effective interest rate utilized, which includes all of the above charges, was approximately 15 1/4 %.

(c) Represents the beneficial conversion feature on the preferred share issuance. The amount is calculated as the effect of the differential between the conversion price of the Preferred Shares and the closing market price on the date of commitment of the Preferred Shares multiplied by the number of shares issued.

(d) Represents the effect of dividends issued to preferred shareholders, including the effect of the issuance of increasing rate dividends.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                       MEDPLUS, INC.



Date: July 9, 1999
                     By: /s/ Daniel A. Silber
                             Daniel A. Silber
                             Chief Financial Officer






3


3



